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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 18, 1999 included in United HealthCare Corporation's Form 10-K (and as amended by its Form 10-K/A) for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                           ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
April 22, 1999